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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of                         September 25, 2001
earliest event reported):                       (September 24, 2001)

                       Nucentrix Broadband Networks, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                                  0-23694                     73-1435149
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(State or other jurisdiction            (Commission                (IRS Employer
of incorporation)                       File Number)         Identification No.)

4120 International Parkway, Suite 2000, Carrollton, Texas             75007-1906
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(Address of principal executive offices)                              (Zip Code)

                                 (972) 423-9494
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              (Registrant's telephone number, including area code)


200 Chisholm Place, Suite 200, Plano, Texas                                75075
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     On September 24, 2001, Nucentrix Broadband Networks, Inc. ("Nucentrix") issued a press release relating to a First Report and Order and Memorandum Opinion and Order issued by the Federal Communications Commission. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

  99.1 Press Release dated September 24, 2001 of Nucentrix Broadband Networks, Inc.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NUCENTRIX BROADBAND NETWORKS, INC.


Date: September 25, 2001                        By: /s/ J. Curtis Henderson
                                                   -----------------------------
                                                   J. Curtis Henderson
                                                   Senior Vice President and
                                                   General Counsel


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                                  EXHIBIT INDEX


EXHIBIT
  NO.          DESCRIPTION
-------        -----------
 99.1          Press Release dated September 24, 2001 of Nucentrix Broadband
               Networks, Inc.